LVIP BlackRock Emerging Markets Managed Volatility Fund Supplement Dated May 13, 2016 to the Summary Prospectus dated May 1, 2016

This Supplement updates certain information in the Summary Prospectus for the LVIP BlackRock Emerging Markets Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

In March 2016, the Board of Trustees of the Fund approved a proposal to merge the Fund with and into LVIP SSGA International Managed Volatility Fund (the “Acquiring Fund”). The merger is not expected to be a taxable event for contract holders. More information about the Acquiring Fund and the definitive terms of the proposed merger will be included in proxy materials.

The merger is subject to certain conditions, including approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, that are shareholders of the Fund, in mid-2016, and that a meeting of shareholders to consider the merger will be held in the second half of 2016.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. The prospectus/proxy statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the merger proposal.